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                                                                    Exhibit 10.2

                 SIXTH AMENDMENT TO THE 3 YEAR CREDIT AGREEMENT

                 NINTH AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

     SIXTH AMENDMENT, dated as of June 8, 1998, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower"), and the lending institutions party to the 3 Year Credit Agreement referred to below and NINTH AMENDMENT, dated as of June 8, 1998, among Holdings, the Borrower and the lending institutions party to the 364 Day Credit Agreement referred to below (collectively, the "Amendment"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the respective Credit Agreements (as defined below).

                              W I T N E S S E T H :

     WHEREAS, Holdings, the Borrower and various lending institutions (the "3 Year Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $2,750,000,000 on such date (as in effect on the date hereof, the "3 Year Credit Agreement");

     WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks" and, together with the 3 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of April 28, 1995, with respect to initial Commitments aggregating $750,000,000 on such date (as in effect on the date hereof, the "364 Day Credit Agreement" and, together with the 3 Year Credit Agreement, the "Credit Agreements");

     WHEREAS, Holdings, the Borrower and the 3 Year Banks wish to enter into the agreements with respect to the 3 Year Credit Agreement as herein provided; and

     WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the agreements with respect to the 364 Day Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I. Amendments to the 3 Year Credit Agreement.

          1. Section 8.07 of the 3 Year Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
8.07 in lieu thereof:

     "8.07 Consolidated Net Worth. Holdings will not permit Consolidated Net Worth as of the end of any Test Period to be less than $6,700,000,000."

          2. The definition of "Adjusted Operating Income" appearing in
Section 10 of the 3 Year Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the


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end of clause (vii) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clause (ix) at the end of said definition:

         "and (ix) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (i) the settlement agreements, dated on or about May 8, 1998, among R.J. Reynolds Tobacco Company, certain other tobacco companies, the State of Minnesota, BCBSM, Inc., d/b/a Blue Cross and Blue Shield of Minnesota and the plaintiffs' attorneys in The State of Minnesota and Blue Shield of Minnesota vs. Philip Morris Incorporated, et al. and (ii) the Florida, Mississippi and Texas settlement agreements referred to in clauses (v)(x), (v)(y) and (viii), respectively, of this definition, to the extent (and only to the extent) (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $449,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income."

          3. The definition of "Senior Managing Agent" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by inserting the text ", Credit Lyonnais" immediately after the word "Citibank" appearing in said definition.

          4. The definition of "Swingline Lender" appearing in Section 10 of the 3 Year Credit Agreement is hereby amended by inserting the text ", Credit Lyonnais" immediately after the word "Citibank" appearing in said definition.

          5. Section 10 of the 3 Year Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

          "Credit Lyonnais" shall mean Credit Lyonnais and any successor corporation by merger, consolidation or otherwise.

          6. The Banks hereby irrevocably designate and appoint Credit Lyonnais as a "Senior Managing Agent" of the Banks to act as specified in the 3 Year Credit Agreement and in the other Credit Documents and hereby irrevocably authorize Credit Lyonnais, as the Senior Managing Agent for such Banks, to take such actions on its behalf under the provisions of the 3 Year Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Senior Managing Agents by the terms of the 3 Year Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Banks, BTCo, Chase, Citibank, Fuji, Holdings and the Borrower hereby acknowledge that upon the assumption of Credit Lyonnais' proportionate share of the Swingline Commitment from the existing Swingline Lenders, Credit Lyonnais shall have all of the rights, powers and duties of a Senior Managing Agent under the 3 Year Credit Agreement and shall be a "Senior Managing Agent" for all purposes of the 3 Year Credit Agreement.

II. Amendments to the 364 Day Credit Agreement.

          1. Section 8.07 of the 364 Day Credit Agreement is hereby amended by deleting said Section in its entirety and by inserting the following new Section
8.07 in lieu thereof:

     "8.07 Consolidated Net Worth. Holdings will not permit Consolidated Net Worth as of the end of any Test Period to be less than $6,700,000,000."

          2. The definition of "Adjusted Operating Income" appearing in
Section 10 of the 364 Day Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (vii) of the proviso contained therein and inserting a comma in lieu thereof and (y) inserting the following new clause
(ix) at the end of said definition:

     "and (ix) Adjusted Operating Income shall be adjusted by adding thereto the amount of all expenses accrued by Holdings and its Subsidiaries during any Test Period pursuant to (i) the settlement agreements, dated on or about May 8, 1998, among R.J. Reynolds Tobacco Company, certain other tobacco companies, the State of Minnesota, BCBSM, Inc., d/b/a Blue Cross and Blue Shield of Minnesota and the plaintiffs' attorneys in The State of Minnesota and Blue Shield of Minnesota vs. Philip Morris Incorporated, et al. and
     (ii) the Florida, Mississippi and Texas settlement agreements referred to in clauses (v)(x), (v)(y) and (viii), respectively, of this definition, to the extent (and only to the extent) (I) the aggregate amount of all payments made by Holdings and its Subsidiaries pursuant to the aforementioned agreements (and for which an adjustment to Adjusted Operating Income is made) does not exceed $449,000,000 and (II) the amount of such payments are deducted in any determination of Adjusted Operating Income."

          3. The definition of "Senior Managing Agent" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the text ", Credit Lyonnais" immediately after the word "Citibank" appearing in said definition.

          4. The definition of "Swingline Lender" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the text ", Credit Lyonnais" immediately after the word "Citibank" appearing in said definition.

          5. Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

     "Credit Lyonnais" shall mean Credit Lyonnais and any successor corporation by merger, consolidation or otherwise.

          6. The Banks hereby irrevocably designate and appoint Credit Lyonnais as a "Senior Managing Agent" of the Banks to act as specified in the 364 Day Credit Agreement and in the other Credit Documents and hereby irrevocably authorize Credit Lyonnais, as the Senior Managing Agent for such Banks, to take such actions on its behalf under the provisions of the 364 Day Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Senior Managing Agents by the terms of the 364 Day Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Banks, BTCo, Chase, Citibank, Fuji, Holdings and the Borrower hereby acknowledge that on and after the Amendment Effective Date Credit Lyonnais shall have all of the rights, powers and duties of a Senior Managing Agent under the 364 Day Credit Agreement and shall be a "Senior Managing Agent" for all purposes of the 364 Day Credit Agreement.

III. Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the date hereof and on the Amendment Effective Date, both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") when (A)(i) each of the Credit Parties, (ii) 3 Year Banks constituting Required Banks under the 3 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Jacquiline Lawrence, Esq. (Facsimile No.: (212) 354-8113) and (B) each of the 3 Year Banks and the 364 Day Banks which shall have signed and delivered a copy of this Amendment prior to June 19, 1998 in accordance with clause (A) above shall have received an amendment fee equal to 1/10 of 1% on the sum of (x) the Commitment (as defined in the 3 Year Credit Agreement) of such Bank as in effect on such date plus (y) the Commitment (as defined in the 364 Day Credit Agreement) of such Bank as in effect on such date. After transmitting its executed signature page to White & Case as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, Attention: Jacqueline Lawrence at the address provided above.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       RJR NABISCO HOLDINGS CORP.

                                       By
                                          ----------------------------
                                          Title:

                                       RJR NABISCO, INC.

                                       By
                                          ----------------------------
                                          Title:


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                                       ABN AMRO BANK N.V.,
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       ARAB BANK PLC--GRAND CAYMAN BRANCH

                                       By
                                          ----------------------------
                                          Title:


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                                       BANCA COMMERCIALE ITALIANA
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       BANCA DI ROMA--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       BANCO CENTRAL HISPANOAMERICANO, S.A.
                                       --NEW YORK BRANCH

                                       By
                                          ----------------------------
                                          Title:


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                                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                       By:
                                          -------------------------
                                          Name:
                                          Title:


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                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                       NEW YORK BRANCH

                                       By:
                                            -------------------------
                                            Name:
                                            Title:


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                                       BANKERS TRUST COMPANY

                                       By
                                         ----------------------------
                                          Title:


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                                       THE BANK OF AMERICA NT & SA

                                       By
                                         ----------------------------
                                          Title:


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                                       THE BANK OF NOVA SCOTIA

                                       By
                                         ----------------------------
                                          Title:


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                                       THE BANK OF NEW YORK

                                       By
                                         ----------------------------
                                         Title:


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                                       PARIBAS

                                       By
                                          ----------------------------

                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       BAYERISCHE LANDESBANK
                                       GIROZENTRALE--CAYMAN ISLANDS BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       BAYERISCHE VEREINSBANK AG
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       THE CHASE MANHATTAN BANK

                                       By
                                         ----------------------------
                                          Title:


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                                       CANADIAN IMPERIAL BANK OF COMMERCE

                                       By
                                         ----------------------------
                                         Title:


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                                       CITIBANK, N.A.

                                       By
                                          ----------------------------
                                          Title:

                                       CREDIT LYONNAIS--NEW YORK
                                       BRANCH

                                       By
                                          ----------------------------
                                          Title:


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                                       CREDIT SUISSE FIRST BOSTON
                                       (Formerly known as Credit Suisse)

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       CREDITO ITALIANO

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       THE DAI-ICHI KANGYO BANK,
                                       LIMITED, NEW YORK BRANCH

                                       By
                                          ----------------------------
                                          Title:


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                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By
                                         ----------------------------
                                          Title:


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                                       THE FUJI BANK, LIMITED

                                       By
                                         ----------------------------
                                          Title:

                                       GULF INTERNATIONAL BANK B.S.C.

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:

                                       MIDLAND BANK PLC- NEW YORK BRANCH

                                       By

                                         ----------------------------
                                          Title:

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                                       KBC Bank N.V.

                                       By:
                                          -------------------------
                                          Name:
                                          Title:


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                                       KREDIETBANK N.V.

                                       By
                                         ----------------------------
                                          Title:

                                       By

                                         ----------------------------
                                          Title:

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                                       LTCB TRUST COMPANY

                                       By

                                         ----------------------------
                                          Title:

                                       By

                                         ----------------------------
                                          Title:


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                                       THE MITSUBISHI TRUST & BANKING
                                       CORPORATION, NEW YORK BRANCH

                                       By

                                         ----------------------------
                                          Title:


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                                       THE MITSUI TRUST AND BANKING
                                       COMPANY, LIMITED--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       NATIONSBANK, N.A.

                                       By
                                         ----------------------------
                                          Title:

                                       NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:


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                                       THE SAKURA BANK, LTD.

                                       By
                                         ----------------------------
                                          Title:

                                       THE SANWA BANK LIMITED- NEW YORK BRANCH

                                       By

                                         ----------------------------
                                          Title:

                                       STANDARD CHARTERED BANK

                                       By
                                         ----------------------------
                                          Title:

                                       STANDARD CHARTERED BANK

                                       By
                                         ----------------------------
                                          Title:

                                       THE SUMITOMO BANK, LIMITED
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       SUMITOMO BANK OF CALIFORNIA

                                       By
                                         ----------------------------
                                          Title:

                                       THE TOKAI BANK, LIMITED

                                       By
                                         ----------------------------
                                          Title:

                                       THE TOYO TRUST & BANKING CO.,
                                       LTD. - NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       UNION BANK OF SWITZERLAND

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:

                                       VIA BANQUE

                                       By
                                         ----------------------------
                                          Title:


                                       By
                                         ----------------------------
                                          Title:

                                       WACHOVIA BANK OF GEORGIA, N.A.

                                       By
                                         ----------------------------
                                          Title:

                                       WESTDEUTSCHE LANDESBANK

                                       By
                                         ----------------------------
                                          Title:

                                       By
                                         ----------------------------
                                          Title:

                                       YASUDA TRUST & BANKING COMPANY, LTD.

                                       By
                                         ----------------------------
                                          Title:

                                       THE ASAHI BANK, LTD.--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:


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                                       BANCA CASSA di RISPARMIO di TORINO--
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:


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                                       BANK OF AMERICA ILLINOIS

                                       By
                                         ----------------------------
                                          Title:

                                       THE BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       THE CHUO TRUST & BANKING CO., LTD--
                                       NEW YORK BRANCH BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       FIRST UNION CAPITAL MARKETS GROUP

                                       By
                                         ----------------------------
                                          Title:

                                       THE HOKKAIDO TAKUSHOKU BANK, LTD.

                                       By
                                         ----------------------------
                                          Title:

                                       THE INDUSTRIAL BANK OF JAPAN, LTD.

                                       By

                                         ----------------------------
                                          Title:

                                       ING BANK

                                       By
                                         ----------------------------
                                          Title:

                                       ISTITUTO BANCARIO SAN PAOLO di TORINO--
                                       NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       LEHMAN COMMERCIAL PAPER INC.

                                       By
                                         ----------------------------
                                          Title:

                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                       --NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       MORGAN GUARANTY TRUST COMPANY

                                       By
                                         ----------------------------
                                          Title:

                                       THE NORINCHUKIN BANK--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       THE NORTHERN TRUST COMPANY

                                       By
                                         ----------------------------
                                          Title:

                                       ROBOBANK NEDERLAND--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       THE ROYAL BANK OF CANADA--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       ROYAL BANK OF SCOTLAND--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       SBC WARBURG

                                       By
                                         ----------------------------
                                          Title:

                                       SOCIETE GENERALE--NEW YORK BRANCH

                                       By
                                         ----------------------------
                                          Title:

                                       THE TORONTO-DOMINION BANK

                                       By
                                         ----------------------------
                                          Title:

                                       U.S. BANK OF OREGON

                                       By
                                         ----------------------------
                                          Title:

                                       THE ROYAL BANK OF SCOTLAND--
                                       NEW YORK BRANCH

                                         ----------------------------
                                          Title:

                                       FIRST BANK, N.A.

                                       By
                                         ----------------------------
                                          Title:

                                       HSBC CORPORATE BANKING

                                       By
                                         ----------------------------
                                          Title:

                                       FIRST CHICAGO CAPITAL MARKETS

                                       By
                                         ----------------------------
                                          Title:

                                       BZW

                                       By
                                         ----------------------------
                                          Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO

                                       By
                                         ----------------------------
                                          Title:


                                       By
                                         ----------------------------
                                          Title: